Debt	9 Months Ended
Sep. 30, 2026
Debt Disclosure [Abstract]
Debt
4.	Debt

The Company’s outstanding debt obligations consisted of the following:

	September 30,	December 31,
(in millions)	2026	2025
5.050% Senior notes due 2029	$650	$—
5.450% Senior notes due 2031	650	—
6.050% Senior notes due 2036	700	—
Less: Unamortized debt issuance costs and discount on debt	(19)	—
Total debt	$1,981	$—

Senior Notes

On May 29, 2026, the Company issued $2.0 billion aggregate principal amount of senior notes, consisting of $650 million aggregate principal amount of 5.050% senior notes due 2029 (the “2029 Notes”), $650 million aggregate principal amount of 5.450% senior notes due 2031 (the “2031 Notes”), and $700 million aggregate principal amount of 6.050% senior notes due 2036 (the “2036 Notes” and, together with the 2029 Notes and the 2031 Notes, the “Senior Notes”). The Senior Notes were sold in private placements to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The proceeds of the Senior Notes were held in escrow pending completion of the Separation, and such proceeds were released from escrow on June 30, 2026 in connection with the Separation.

Interest on the Senior Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2026. The Senior Notes were issued at a discount and are recorded at amortized cost, net of unamortized original issue discount and debt issuance costs. Approximately $16 million of debt issuance costs, consisting primarily of underwriting, legal, rating agency, and accounting fees, were incurred in connection with the issuance of the Senior Notes. These costs, together with the original issue discount, are recorded as a reduction of the carrying amount of the Senior Notes and are amortized using the effective interest method over the respective terms of the Senior Notes. As of September 30, 2026, Accrued interest payable was $37 million and was included in Other current liabilities on the unaudited condensed balance sheets. As of September 30, 2026, the fair value of the Senior Notes totaled $1.9 billion, consisting of $637 million for the 2029 Notes, $632 million for the 2031 Notes, and $662 million for the 2036 Notes, which were measured using Level II inputs. See Note 5 — Fair Value Measurements.

The Senior Notes are redeemable at the Company’s option, in whole or in part, at any time prior to the applicable par call date at a redemption price equal to the greater of: (i) 100% of the principal amount of the Senior Notes plus accrued and unpaid interest to the redemption date, or (ii) the present value of the remaining scheduled payments of principal and interest, discounted at the Treasury rate plus a specified spread, less interest accrued to the date of redemption. On or after the applicable par call date, the Senior Notes are redeemable at 100% of the principal amount plus accrued and unpaid interest.

Upon the occurrence of a change of control triggering event, the Company is required to offer to repurchase the Senior Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest. A change of control triggering event requires both (i) a change of control and (ii) a downgrade of the Senior Notes below investment grade by Moody’s or Fitch within a specified time period.

The indenture governing the Senior Notes includes customary covenants, including limitations on liens, sale-leaseback transactions, and mergers. As of September 30, 2026, the Company was in compliance with all covenants under the indenture governing the Senior Notes.

During the second quarter of 2026, the Company used the net proceeds from the Senior Notes, after deducting discounts and commissions to the initial purchasers, to pay a $2.0 billion dividend to S&P Global as consideration for the transfer of certain assets, liabilities and entities to Mobility Global in connection with the Separation. The payment was reflected as a cash outflow in financing activities in the statement of cash flows for the nine months ended September 30, 2026.

Revolving Credit Facility

On May 6, 2026, in connection with the Separation, the Company entered into a $500 million revolving credit facility (the “Credit Facility”). The Credit Facility was available on July 1, 2026 for general corporate purposes following the Separation and matures on July 1, 2031. The Company has the option to increase the capacity under the Credit Facility by up to $250 million above the current committed amount, subject to lender participation and customary closing conditions.

Under the Credit Facility (i) U.S. dollar borrowings will be subject to an interest rate, at our election, of either (a) U.S. dollar base rate or (b) a term SOFR-based rate, (ii) Euro borrowings will be subject to an interest rate based on EURIBOR and (iii) Pounds Sterling borrowings will be subject to an interest rate based on the Sterling Overnight Index Average, in each case, plus an applicable margin that is determined from time to time based on the credit ratings assigned to us by Moody’s Ratings (“Moody’s”) or Fitch Ratings (“Fitch”).

The applicable interest rate margins for the Credit Facility will fluctuate between 1.0% and 1.625% per annum (for term rate loans) and between 0% and 0.625% per annum (for base rate loans), in each case based upon the credit ratings assigned by Moody’s or Fitch as set forth in the credit agreement. Accordingly, the interest rates for the Credit Facility will vary during the term of the credit agreement based on changes in the applicable base rates, applicable term rates or future changes to our credit rating.

The credit agreement also requires that the Company pay certain facility fees on the aggregate unused commitments under the Credit Facility and certain letter of credit issuance and fronting fees. Letters of credit will be available for issuance under the Credit Facility and will reduce availability under the Credit Facility.

We are permitted to voluntarily reduce the unutilized portion of the revolving commitments and repay outstanding loans under the Credit Facility at any time without premium or penalty, subject to customary breakage costs. We may request a one-year extension of the maturity date of the Credit Facility (not more than two times during the life of the Credit Facility) under certain conditions customary for financings of this type.

The credit agreement contains certain affirmative and negative covenants that, among other things, limit our and our subsidiaries’ ability to merge and/or dispose of all, substantially all or a substantial portion of our assets, incur additional subsidiary indebtedness, and incur certain liens. In addition, the credit agreement requires that we maintain a total net leverage ratio of not greater than 3.50 to 1.00 with, at our election and subject to certain customary conditions, a step-up to 4.00 to 1.00 for the four fiscal quarters ending immediately following a qualifying material acquisition (including the fiscal quarter that such qualifying material acquisition was consummated). The credit agreement also contains certain customary events of default, subject to certain thresholds and grace periods, including but not limited to payment default, material inaccuracy of a material representation, breach of covenants, cross-acceleration to material debt and change of control. If an event of default, as specified in the credit agreement, shall occur and be continuing, we may be required to repay all amounts outstanding under the Credit Facility. As of September 30, 2026, the Company was in compliance with all covenants under the credit agreement.

The Company incurred financing costs in connection with the Credit Facility, which are recorded as deferred financing costs within other assets and are amortized over the term of the facility. Commitment fees are recognized as interest expense as incurred. As of September 30, 2026, there were no outstanding borrowings under the Credit Facility.